Exhibit 32.1


             Skinovation Pharmaceutical Incorporated

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, John W. Peters, Principal Executive and Financial Officer of Skinovation Pharmaceutical Incorporated certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 30, 2003
                                      /s/ John W. Peters
                                     _________________________________________
                                     John W. Peters
                                     Principal Executive and Financial Officer